Simplify High Yield PLUS Credit Hedge ETF

CDX

Supplement dated November 13, 2024 to the Prospectus dated November 1, 2024.

The “Principal Investment Strategies” subsection on pages 35 and 139 of the Prospectus are revised to add the following:

The Fund may invest in liquid ETFs and a combination of listed and OTC derivatives to manage cash and collateral. The Fund’s cash management strategy aims to enhance yield and maintain liquidity through investments in ETFs, futures, options, and swaps that avoid direct market exposure.

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This Supplement dated November 13, 2024, provides relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (855) 772-8488.